UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FORM N-Q

AUGUST 31, 2012

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 63.7%
Argentina — 2.6%
Republic of Argentina	7.820%	12/31/33	3,541,954	EUR	$2,583,941
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	10,461,590	EUR	1,401,390	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	3,195,000		367,425	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,471,026
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,693,121
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	183,417
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,334,544		4,031,126
Total Argentina					11,731,446
Brazil — 6.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,865,000	BRL	1,447,562
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	34,874,000	BRL	17,813,263
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,792,000	BRL	910,225
Federative Republic of Brazil	7.125%	1/20/37	4,497,000		6,857,925
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	611		730
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	2,270,000		2,720,595
Total Brazil					29,750,300
Chile — 1.4%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		415,460	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,276,811	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000		2,144,526	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	650,000		654,818	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,992,375
Total Chile					6,483,990
Colombia — 3.7%
Republic of Colombia	7.375%	9/18/37	5,781,000		8,917,192
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		1,039,300
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,576,210
Total Colombia					16,532,702
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	254,000		247,650	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	440,000		429,000	(a)(c)
Total India					676,650
Indonesia — 4.8%
Republic of Indonesia, Notes	3.750%	4/25/22	2,510,000		2,600,987	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	9,490,000		10,605,075	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		508,725	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,470,230
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	19,703,000,000	IDR	2,870,054
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,439,263	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	14,080,000,000	IDR	1,948,253
Total Indonesia					21,442,587
Malaysia — 1.5%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	19,660,000	MYR	6,422,468
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,155,000	MYR	384,605
Total Malaysia					6,807,073
Mexico — 6.4%
Mexican Bonos, Bonds	8.000%	6/11/20	117,106,000	MXN	10,501,261
Mexican Bonos, Bonds	6.500%	6/9/22	8,659,600	MXN	711,163

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico — continued
Mexican Bonos, Bonds	8.500%	11/18/38	46,670,000	MXN	$4,430,465
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	2,078,652
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		5,350
United Mexican States, Senior Notes	5.950%	3/19/19	3,560,000		4,412,620
United Mexican States, Senior Notes	5.125%	1/15/20	880,000		1,056,000
United Mexican States, Senior Notes	3.625%	3/15/22	4,256,000		4,636,912
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		904,735
Total Mexico					28,737,158
Panama — 1.5%
Republic of Panama	9.375%	4/1/29	1,213,000		2,092,425
Republic of Panama	6.700%	1/26/36	3,239,000		4,635,009
Total Panama					6,727,434
Peru — 6.6%
Republic of Peru	8.750%	11/21/33	7,805,000		13,463,625
Republic of Peru, Bonds	7.840%	8/12/20	9,681,000	PEN	4,540,042
Republic of Peru, Bonds	6.550%	3/14/37	1,930,000		2,779,200
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		6,299,500
Republic of Peru, Senior Bonds	5.625%	11/18/50	2,057,000		2,648,388
Total Peru					29,730,755
Philippines — 0.9%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	3,310,000		4,079,575
Poland — 2.8%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,267,800
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,545,375
Republic of Poland, Senior Notes	5.000%	3/23/22	5,170,000		5,958,425
Total Poland					12,771,600
Russia — 7.4%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000		1,176,330	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000		1,110,000	(c)
Russian Federation	5.625%	4/4/42	5,400,000		6,392,250	(c)
Russian Foreign Bond - Eurobond	11.000%	7/24/18	110,000		160,325	(c)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	617,000		1,181,555	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	18,470,725		23,079,171	(c)
Total Russia					33,099,631
Turkey — 8.3%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000		3,554,375
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000		955,300
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000		6,352,830
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000		122,000
Republic of Turkey, Senior Notes	6.875%	3/17/36	20,390,000		26,328,587
Total Turkey					37,313,092
Venezuela — 9.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,536,000		13,118,740	(c)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000		1,612,800	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000		713,745
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000		6,153,150
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,800,000		3,952,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000		6,727,470
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	2,700,000		2,369,250

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	7,280,000	$6,188,000	(c)
Total Venezuela				40,835,155
TOTAL SOVEREIGN BONDS (Cost — $250,900,558)				286,719,148
CORPORATE BONDS & NOTES — 33.4%
CONSUMER DISCRETIONARY — 1.1%
Media — 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,910,000	5,088,650
CONSUMER STAPLES — 0.3%
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	1,076,400	(c)
ENERGY — 16.9%
Oil, Gas & Consumable Fuels — 16.9%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,297,148	2,609,560	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,367,000
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	5,674,322	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	958,002	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	3,909,000	4,580,566	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	2,083,500	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	2,050,000	2,388,250	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000	1,632,150	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	974,000	854,685	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	7,704,560
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,990,000	2,224,482
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,663,270
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,560,000	1,946,933
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	169,975
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	10,601,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,231,550	(c)
Petronas Capital Ltd.	5.250%	8/12/19	5,560,000	6,563,241	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,709,276	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,502,300	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,520,000	1,626,400	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	3,024,105	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,214,370	(c)
TNK-BP Finance SA	6.625%	3/20/17	1,417,000	1,599,439	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,250,962	(c)
TOTAL ENERGY				76,180,398
INDUSTRIALS — 1.6%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	891,000	(c)
Construction & Engineering — 1.0%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,757,200	(c)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	900,000	933,750	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	700,000	770,000	(c)
Total Construction & Engineering				4,460,950
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,871,126	(c)
TOTAL INDUSTRIALS				7,223,076
MATERIALS — 7.4%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,712,000	1,947,400	(c)
Containers & Packaging — 0.2%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,140,000	1,125,750	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — 6.1%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	$1,106,700	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,082,830	(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	889,987	(c)
Evraz Group SA, Notes	6.750%	4/27/18	2,255,000	2,198,625	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,296,525	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	902,754
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,160,000	3,705,482
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,596,000	7,296,115
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	3,953,930
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,752,000	2,875,840	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,585,175	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	372,600	(c)
Total Metals & Mining				27,266,563
Paper & Forest Products — 0.7%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	425,350
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	659,096
Empresas CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,096,984	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	827,685	(c)
Total Paper & Forest Products				3,009,115
TOTAL MATERIALS				33,348,828
TELECOMMUNICATION SERVICES — 3.9%
Diversified Telecommunication Services — 3.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,240,000	4,861,600	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	386,000	227,740	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,693,000	998,870	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	1,003,275	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,660,000	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	297,000	324,176	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	782,407	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,233,785	(c)
Total Diversified Telecommunication Services				15,091,853
Wireless Telecommunication Services — 0.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,447,800	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	1,030,000	1,072,539	(c)
Total Wireless Telecommunication Services				2,520,339
TOTAL TELECOMMUNICATION SERVICES				17,612,192
UTILITIES — 2.2%
Electric Utilities — 0.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000	459,113	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,428,025	(c)
Total Electric Utilities				2,887,138
Gas Utilities — 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,550,000	1,681,750	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,346,200	(c)
Total Gas Utilities				3,027,950
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,109,084	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,841,411	(c)
Total Independent Power Producers & Energy Traders				2,950,495
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,109,250	(c)
TOTAL UTILITIES				9,974,833
TOTAL CORPORATE BONDS & NOTES (Cost — $137,449,889)				150,504,377

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $356,500)		4/15/20	11,500	$343,563
TOTAL INVESTMENTS — 97.2% (Cost — $388,706,947#)				437,567,088
Other Assets in Excess of Liabilities — 2.8%				12,521,206
TOTAL NET ASSETS — 100.0%				$450,088,294

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

Summary of Investments by Country *

Brazil	14.8%
Mexico	14.4
Russia	12.7
Venezuela	9.4
Turkey	8.5
Peru	6.8
Indonesia	6.7
Colombia	6.0
Malaysia	3.5
Argentina	3.3
Poland	2.9
Chile	2.9
India	1.8
Panama	1.5
Kazakhstan	1.5
Philippines	0.9
Qatar	0.9
United Arab Emirates	0.6
Trinidad and Tobago	0.5
China	0.4
100.0%

*As a percentage of total investments. Please note that Fund holdings are as of August 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other

Notes to schedule of investments (unaudited) (continued)

relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$286,719,148	—	$286,719,148
Corporate bonds & notes	—	150,504,377	—	150,504,377
Warrants	—	343,563	—	343,563
Total investments	—	$437,567,088	—	$437,567,088
Other financial instruments:
Forward foreign currency contracts	—	$9,254	—	$9,254
Total	—	$437,576,342	—	$437,576,342

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$68,334	—	$68,334

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to schedule of investments (unaudited) (continued)

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to schedule of investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2012, the Fund held forward foreign currency with credit related contingent features which had a liability position of $68,334. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$58,670,191
Gross unrealized depreciation	(9,810,050)
Net unrealized appreciation	$48,860,141

At August 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY		LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Brazilian Real	Citibank, N.A.		9,600,000	$4,719,811	9/17/12	$9,254
Euro	JPMorgan Chase & Co	.	3,183,230	4,004,350	9/17/12	(68,334)
Net unrealized loss on open forward foreign currency contracts						$(59,080)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$9,254	$(68,334)	$(59,080)

During the period ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy) †	$1,785,156
Forward foreign currency contracts (to sell)	6,900,468

†At August 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements

Notes to schedule of investments (unaudited) (continued)

in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 26, 2012